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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number ___811-07324________________________

Gardner Lewis Investment Trust

(Exact name of registrant as specified in charter)

285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania	19317
(Address of principal executive offices)	(Zip code)

CT Corporation System, 155 Federal Street, Suite 700 Boston, MA 02110

(Name and address of agent for service)

With a copy to:

Tina H. Bloom		John H. Lively, Esq.
Ultimus Fund Solutions, LLC		The Law Offices of John H. Lively & Associates, Inc.
225 Pictoria Drive, Suite 450		A Member Firm of the 1940 Act Law Group
Cincinnati, Ohio 45246		2041 West 141st Terrace, Suite 119
Leawood, Kansas 66224

Registrant's telephone number, including area code:  (610) 558-2800

Date of fiscal year end:         October 31, 2013

Date of reporting period:       October 31, 2013

Item 1.   Reports to Stockholders.

The Chesapeake Core Growth Fund

Annual Report October 31, 2013

Investment Advisor	Administrator
Gardner Lewis Asset Management, L.P. 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317 www.chesapeakefunds.com	Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707 1-800-430-3863

The Chesapeake Core Growth Fund Letter to Shareholders	December 2, 2013

Market Environment: The positive sentiment towards the equity market, driven by earnings growth, historically low interest rates and a modestly recovering domestic economy that characterized 2012 continued into 2013. Moreover, the conclusion of the election in the United States provided investors more certainty regarding the regulatory environment heading into the New Year.

Strong earnings reports in January continued to propel stocks higher, although persistently low interest rates led investors on a search for income, causing high-yielding stocks to outperform their growth brethren.

The summer months found investors focused on comments from the Federal Reserve Board Chairman indicating that the multi-year easing program might be coming to the end. As a result, equity markets corrected despite strong earnings results from the companies held by the Chesapeake Core Growth Fund (the “Fund”), thereby providing us an opportunity to add to our highest conviction positions at compelling valuations.

The fears of materially higher interest rates and contracting equity multiples turned out to be unfounded as we exited the summer and the markets resumed their move higher. We did experience, however, a rotation out of higher-yielding stocks and into those companies with improving fundamentals, accelerating earnings growth and unassuming valuations. The Fund benefited from this shift in investor sentiment, leading to the strong close to the year.

The environment exiting 2013 is similar, but not identical to the beginning of 2012. Historically low interest rates and modest economic growth remain, but equity markets have experienced two years of strong gains, making stock selection the critical component to continued out-performance. We feel well positioned for such an environment heading into 2014.

Outlook: We are optimistic as we enter the New Year. Foremost, we remain confident in the sustainable and above-market earnings growth of the Fund’s portfolio companies. Moreover, while interest rates remain at historically low levels, they have moved modestly higher during the course of 2013. In such scenarios, historically, growth equities have outperformed high yielding value stocks and active stock selection has outperformed passive forms of investing. Given our focus on finding and investing in the most compelling growth equities, we feel well positioned for such an environment. Every year presents new challenges and opportunities and we will remain diligent and nimble on your behalf. We look forward to sharing our progress with you as the year unfolds.

1

Portfolio Review: The following table breaks out the holdings of the Fund by economic sector and compares 2012 and 2013 fiscal year-end holdings to those of the S&P 500 Total Return Index (“S&P 500”).

Economic Sector	S&P 500 10/31/2012	Fund 10/31/2012 (% of Total Investments)	S&P 500 10/31/2013	Fund 10/31/2013 (% of Total Investments)
Consumer Discretionary	11%	20%	12%	24%
Consumer Staples	12%	3%	10%	6%
Energy	11%	10%	10%	11%
Financials	15%	13%	16%	15%
Health Care	12%	10%	13%	10%
Industrials	10%	5%	11%	5%
Information Technology	19%	29%	18%	24%
Materials	4%	5%	4%	2%
Telecommunication Services	3%	5%	3%	3%
Utilities	3%	0%	3%	0%

The most significant sector shifts in the Fund during the fiscal year included an increase in Consumer Discretionary, and a decrease in cash. Relative to the broad market, the Fund’s largest sector overweights at the end of the fiscal year were in Consumer Discretionary and Information Technology, while the Fund was most underexposed in Industrials.

During the Fund’s fiscal year, Health Care, Financials, and Information Technology provided the largest positive contributions to overall returns. Telecommunication Services and Materials provided the least contribution for the fiscal year.

The Fund’s most significant contributors to gains this fiscal year were Gilead Sciences (biotechnology), EOG Resources (energy), Facebook (software & services), Boeing (capital goods), and Google (software & services). The principal detractors were J.C. Penney (retailing), VMware (software & services), Freeport-McMoRan (materials), Apple (computers & electronic equipment), and Express Scripts (health care providers & services).

Throughout the fiscal year we continued to reduce the Fund’s name count, concentrating on those companies with the most compelling fundamentals, and sold those stocks that achieved our internal price targets, failed to meet our expectations, or just did not make the cut. As a result, we outperformed the S&P 500 Index, the Fund’s benchmark, in the last two quarters of the year and are continuing to perform well heading into fiscal year 2014.

The Fund’s total return of +28.97% for the year ended October 31, 2013 compares favorably with the return of +27.18% for the S&P 500 Index. Performance over the benchmark was most pronounced in the last half of the year as investors shifted their focus to growth equities and out of higher-yielding investments.

2

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-430-3863. Fee waivers and/or expense reimbursements have positively impacted Fund performance. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus contains this and other important information. For information on the Fund’s expense ratio please see the Financial Highlights table found within this Report.

3

The Chesapeake Core Growth Fund

Comparison of the Change in Value of a $10,000 Investment
in The Chesapeake Core Growth Fund and the S&P 500® Total Return Index*
(Unaudited)

Average Annual Total Returns(a) (for periods ended October 31, 2013)
	1 Year	5 Years	10 Years
The Chesapeake Core Growth Fund	28.97%	11.78%	3.79%
S&P 500® Total Return Index	27.18%	15.17%	7.46%

*
The S&P 500® Index is a market capitalization weighted index that is widely used as a barometer of U.S. stock market performance. The S&P 500® Total Return Index provides investors with a price-plus gross cash dividend return of the companies represented in the S&P 500® Index. The index is unmanaged and shown for illustration purposes only. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes dividends or distributions, if any, are reinvested in shares of the Fund. The total returns in the table and graph above do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

4

The Chesapeake Core Growth Fund

The Chesapeake Core Growth Fund vs S&P 500® Total Return Index
Sector Diversification
October 31, 2013 (Unaudited)

Top Ten Holdings
October 31, 2013 (Unaudited)

Security Description	% of Net Assets
Apple, Inc.	6.6%
EOG Resources, Inc.	5.3%
Bank of America Corp.	3.8%
Citigroup, Inc.	3.8%
Amazon.com, Inc.	3.7%
Google, Inc. - Class A	3.7%
Gilead Sciences, Inc.	3.6%
salesforce.com, inc.	3.5%
Humana, Inc.	3.4%
MasterCard, Inc. - Class A	3.3%

5

The Chesapeake Core Growth Fund Schedule of Investments October 31, 2013

Common Stocks — 95.4%	Shares	Value
Consumer Discretionary — 23.1%
Hotels, Restaurants & Leisure — 5.1%
Starbucks Corp.	3,956	$320,634
Starwood Hotels & Resorts Worldwide, Inc.	7,770	572,027
Wynn Resorts, Ltd.	2,735	454,694
		1,347,355
Household Durables — 1.4%
Toll Brothers, Inc. *	11,480	377,462

Internet & Catalog Retail — 5.9%
Amazon.com, Inc. *	2,676	974,145
priceline.com, Inc. *	546	575,391
		1,549,536
Media — 8.3%
Discovery Communications, Inc. - Class A *	4,935	438,820
Liberty Global plc - Series A *	5,815	455,722
Liberty Global plc - Series C *	2,135	159,826
Liberty Media Corp. *	4,795	733,203
Walt Disney Co. (The)	6,003	411,746
		2,199,317
Multiline Retail — 0.7%
J.C. Penney Co., Inc. *	22,666	169,995

Textiles, Apparel & Luxury Goods — 1.7%
Michael Kors Holdings Ltd. *	5,985	460,546

Consumer Staples — 5.8%
Food & Staples Retailing — 3.9%
Costco Wholesale Corp.	4,125	486,750
Whole Foods Market, Inc.	8,735	551,441
		1,038,191
Personal Products — 1.9%
Estée Lauder Cos., Inc. (The) - Class A	6,875	487,850

Energy — 10.1%
Oil, Gas & Consumable Fuels — 10.1%
Anadarko Petroleum Corp.	8,752	833,978
Chesapeake Energy Corp.	15,095	422,056
EOG Resources, Inc.	7,893	1,408,111
		2,664,145
Financials — 14.7%
Capital Markets — 1.5%
Goldman Sachs Group, Inc. (The)	2,460	395,716

6

The Chesapeake Core Growth Fund Schedule of Investments (Continued)

Common Stocks — 95.4% (Continued)	Shares	Value
Financials — 14.7% (Continued)
Diversified Financial Services — 10.9%
Bank of America Corp.	71,385	$996,534
Citigroup, Inc.	20,379	994,088
MasterCard, Inc. - Class A	1,236	886,336
		2,876,958
Insurance — 2.3%
American International Group, Inc.	11,785	608,695

Health Care — 9.2%
Biotechnology — 5.8%
Alexion Pharmaceuticals, Inc. *	4,648	571,472
Gilead Sciences, Inc. *	13,575	963,689
		1,535,161
Health Care Providers & Services — 3.4%
Humana, Inc.	9,910	913,206

Industrials — 4.3%
Aerospace & Defense — 4.3%
Boeing Co. (The)	5,844	762,642
United Technologies Corp.	3,520	374,000
		1,136,642
Information Technology — 23.3%
Communications Equipment — 3.1%
QUALCOMM, Inc.	11,945	829,819

Computers & Peripherals — 8.1%
Apple, Inc.	3,346	1,747,783
EMC Corp.	16,485	396,794
		2,144,577
Internet Software & Services — 6.7%
Facebook, Inc. - Class A *	16,095	808,935
Google, Inc. - Class A *	937	965,653
		1,774,588
Software — 5.4%
salesforce.com, inc. *	17,270	921,527
VMware, Inc. - Class A *	3,120	253,594
Workday, Inc. - Class A *	3,170	237,338
		1,412,459
Materials — 2.3%
Chemicals — 2.3%
Monsanto Co.	5,700	597,816

7

The Chesapeake Core Growth Fund Schedule of Investments (Continued)

Common Stocks — 95.4% (Continued)	Shares	Value
Telecommunication Services — 2.6%
Diversified Telecommunication Services — 2.6%
Equinix, Inc. *	4,300	$694,364

Total Common Stocks (Cost $17,546,369)		$25,214,398

Money Market Funds — 3.9%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01% (a)	519,377	$519,377
Fidelity Institutional Money Market Portfolio - Class I, 0.04% (a)	519,378	519,378
Total Money Market Funds (Cost $1,038,755)		$1,038,755

Total Investments at Value — 99.3% (Cost $18,585,124)		$26,253,153

Other Assets in Excess of Liabilities — 0.7%		185,716

Total Net Assets — 100.0%		$26,438,869

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of October 31, 2013.

See accompanying notes to financial statements.

8

The Chesapeake Core Growth Fund Statement of Assets and Liabilities October 31, 2013

ASSETS
Investments in securities:
At acquisition cost	$18,585,124
At value (Note 2)	$26,253,153
Dividends receivable	1,013
Receivable for investment securities sold	437,055
Receivable for capital shares sold	197
Other assets	8,863
TOTAL ASSETS	26,700,281

LIABILITIES
Payable for investment securities purchased	194,542
Payable for capital shares redeemed	11,683
Payable to Advisor (Note 5)	20,188
Accrued compliance service fees (Note 5)	3,370
Accrued distribution and service plan fees (Note 5)	2,783
Payable to administrator (Note 5)	5,880
Accrued Trustees’ fees (Note 4)	3,333
Other accrued expenses	19,633
TOTAL LIABILITIES	261,412

NET ASSETS	$26,438,869

Net assets consist of:
Paid-in capital	$173,461,057
Accumulated net investment loss	(270,128)
Accumulated net realized losses from security transactions	(154,420,089)
Net unrealized appreciation on investments	7,668,029
NET ASSETS	$26,438,869

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,308,484

Net asset value, offering price and redemption price per share (Note 2)	$20.21

See accompanying notes to financial statements.

9

The Chesapeake Core Growth Fund Statement of Operations For the Year Ended October 31, 2013

INVESTMENT INCOME
Dividends	$254,623

EXPENSES
Investment advisory fees (Note 5)	260,100
Compliance service fees (Note 5)	40,613
Fund accounting fees (Note 5)	32,597
Distribution and service plan fees (Note 5)	30,443
Professional fees	29,888
Registration and filing fees	25,007
Administration fees (Note 5)	19,486
Transfer agent fees (Note 5)	18,000
Trustees’ fees and expenses (Note 4)	16,056
Shareholder account maintenance fees	15,895
Custodian and bank service fees	8,726
Postage and supplies	6,555
Reports to shareholders	6,324
Insurance expense	5,580
ICI membership fees	3,321
Other expenses	6,160
TOTAL EXPENSES	524,751

NET INVESTMENT LOSS	(270,128)

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions	2,974,750
Net change in unrealized appreciation/(depreciation) on investments	3,917,483

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	6,892,233

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,622,105

See accompanying notes to financial statements.

10

The Chesapeake Core Growth Fund Statements of Changes in Net Assets

	Year Ended October 31, 2013	Year Ended October 31, 2012
FROM OPERATIONS
Net investment loss	$(270,128)	$(372,208)
Net realized gains from security transactions	2,974,750	8,031,418
Net change in unrealized appreciation/(depreciation) on investments	3,917,483	(2,481,811)
Net increase in net assets resulting from operations	6,622,105	5,177,399

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	865,637	1,503,796
Payments for shares redeemed	(7,699,846)	(67,506,761)
Net decrease in net assets from capital share transactions	(6,834,209)	(66,002,965)

TOTAL DECREASE IN NET ASSETS	(212,104)	(60,825,566)

NET ASSETS
Beginning of year	26,650,973	87,476,539
End of year	$26,438,869	$26,650,973

ACCUMULATED NET INVESTMENT LOSS	$(270,128)	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	50,776	99,691
Shares redeemed	(443,384)	(4,546,221)
Net decrease in shares outstanding	(392,608)	(4,446,530)
Shares outstanding, beginning of year	1,701,092	6,147,622
Shares outstanding, end of year	1,308,484	1,701,092

See accompanying notes to financial statements.

11

The Chesapeake Core Growth Fund Financial Highlights

Per share data for a share outstanding throughout each year:
	Years Ended October 31,
	2013		2012		2011		2010		2009
Net asset value at beginning of year	$15.67		$14.23		$14.37		$12.69		$11.58

Income (loss) from investment operations:
Net investment loss	(0.21)		(0.22)		(0.23)		(0.10)		(0.02)
Net realized and unrealized gains on investments	4.75		1.66		0.09		1.78		1.13
Total from investment operations	4.54		1.44		(0.14)		1.68		1.11

Net asset value at end of year	$20.21		$15.67		$14.23		$14.37		$12.69

Total return (a)	28.97%		10.12%		(0.97%	)	13.24%		9.59%

Net assets at end of year (000’s)	$26,439		$26,651		$87,477		$309,639		$350,816

Ratio of total expenses to average net assets	2.02%		1.87%	(b)	1.58%	(b)	1.52%	(b)	1.61%	(b)

Ratio of net expenses to average net assets (Note 5)	2.02%		1.67%		1.39%		1.38%		1.32%

Ratio of net investment loss to average net assets	(1.04%	)	(0.86%	)	(0.64%	)	(0.64%	)	(0.19%	)

Portfolio turnover rate	48%		35%		74%		70%		65%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Had a portion of fees not been waived or reimbursed in prior years, total returns would have been lower.

(b)
Ratios were determined based on expenses prior to any reductions or refunds of advisory fees or distribution and service fees by the Advisor and/or expense reimbursements through a directed brokerage arrangement (Note 5).

See accompanying notes to financial statements.

12

The Chesapeake Core Growth Fund Notes to Financial Statements October 31, 2013

1. Organization

The Chesapeake Core Growth Fund (the “Fund”) is a diversified series of the Gardner Lewis Investment Trust (the “Trust”), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940. Other series of the Trust are not incorporated in this report. The Fund commenced operations on September 29, 1997.

The investment objective of the Fund is to seek capital appreciation.

2. Significant Accounting Policies

The following is a list of the Fund’s significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – Securities that are traded on any stock exchange are generally valued at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies adopted by the Trust’s Board of Trustees (the “Board”) and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures. Instruments with maturities of 60 days or less may be valued at amortized cost, which approximates market value.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

13

The Chesapeake Core Growth Fund Notes to Financial Statements (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2013:

	Level 1	Level 2	Level 3	Total
Common Stocks	$25,214,398	$—	$—	$25,214,398
Money Market Funds	1,038,755	—	—	1,038,755
Total	$26,253,153	$—	$—	$26,253,153

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by industry type. As of October 31, 2013, the Fund did not have any transfers in and out of any Level. There were no Level 2 or Level 3 securities or derivative instruments held by the Fund as of October 31, 2013. It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation – The net asset value per share of the Fund is calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m., Eastern time) on each day that the Exchange is open for business. The net asset value per share of the Fund is calculated by dividing the total value of the Fund’s assets, minus liabilities, by the number of shares outstanding. The offering price and redemption price per share is equal to the net asset value per share.

Security transactions and investment income – Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned and includes amortization of discounts and premiums.

Common expenses – Common expenses of the Trust are allocated among the funds within the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund, according to methods reviewed periodically by the Board.

Distributions to shareholders – Dividends arising from net investment income and net capital gains, if any, are declared and paid at least annually. The amount of distributions from net investment income and net realized gains are determined in accordance with income tax regulations, which may differ from GAAP, and are recorded on the ex-dividend date. There were no distributions paid to shareholders during the years ended October 31, 2013 and October 31, 2012.

14

The Chesapeake Core Growth Fund Notes to Financial Statements (Continued)

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – It is the Fund’s intention to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of October 31, 2013:

Cost of portfolio investments	$19,095,365
Gross unrealized appreciation	$7,503,742
Gross unrealized depreciation	(345,954)
Net unrealized appreciation	7,157,788
Qualified late year ordinary losses	(270,128)
Capital loss carryforwards	(153,909,848)
Accumulated deficit	$(147,022,188)

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales.

Net qualified late year losses, incurred after December 31, 2012 and within the taxable year, are deemed to arise on the first day of the Fund’s next taxable year. For the year ended October 31, 2013, the Fund intends to defer $270,128 of late year ordinary losses to November 1, 2013 for federal tax purposes.

During the year ended October 31, 2013, the Fund utilized short-term capital loss carryforwards of $2,693,229 to offset current year realized gains.

15

The Chesapeake Core Growth Fund Notes to Financial Statements (Continued)

As of October 31, 2013, the Fund had the following short-term capital loss carryforwards for federal income tax purposes:

Amount	Expires October 31,
$126,902,601	2017
27,007,247	2018
$153,909,848

These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after October 31, 2011 for an unlimited period. Capital losses incurred during post-enactment taxable years are required to be utilized prior to those losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards are more likely to expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (October 31, 2010 through October 31, 2013) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the year ended October 31, 2013, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $11,874,467 and $19,004,973, respectively.

4. Trustees and Officers

A Trustee and certain officers of the Trust are affiliated with Gardner Lewis Asset Management, L.P. (the “Advisor”), the investment advisor to the Fund, or with Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, transfer agent and fund accounting agent, and Ultimus Fund Distributors, LLC (“UFD”), the Fund’s principal underwriter.

16

The Chesapeake Core Growth Fund Notes to Financial Statements (Continued)

Each Trustee of the Trust who is not affiliated with the Advisor receives an annual retainer of $10,000, of which one-half is paid by the Fund. In addition, the Fund pays each such non-interested Trustee $600 for attendance at each Board meeting, either in person or by telephone; plus reimbursement of travel and other expenses incurred in attending meetings.

5. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT
Under the terms of the Investment Advisory Agreement between the Trust and the Advisor, the Advisor serves as the investment advisor to the Fund. For its services, the Fund pays the Advisor an investment advisory fee at the annual rate of 1.00% of the Fund’s average daily net assets.

Prior to March 1, 2012, in order to limit expenses of the Fund, the Advisor was subject to an Expense Limitation Agreement with the Trust pursuant to which the Advisor agreed to reduce its fees and to reimburse other expenses so that the total annual operating expenses incurred by the Fund, including, but not limited to, investment advisory fees of the Advisor (exclusive of (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with GAAP, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and (vi) dividend expense on short sales), during the term of the Expense Limitation Agreement (“Fund Operating Expenses”), were limited to 1.40% of the Fund’s average daily net assets. This limitation also excluded the effect of expense offset and directed brokerage arrangements, as well as expenses of investments in other investment companies. Pursuant to the Expense Limitation Agreement, the Fund may reimburse the Advisor for any advisory fee reductions and other expenses assumed and paid by the Advisor during any of the previous three (3) years only if such payment will not cause the Fund’s expense ratio to exceed the annual rate of 1.40%. During the year ended October 31, 2013, the Advisor did not recoup from the Fund any previous investment advisory fee reductions or expense reimbursements.

As of October 31, 2013, the amount of fee reductions available for recoupment by the Advisor totaled $360,468. The Advisor may recoup these fee reductions no later than the dates as stated below:

October 31, 2014	$273,252
February 28, 2015	87,216
$360,468

17

The Chesapeake Core Growth Fund Notes to Financial Statements (Continued)

The Chief Compliance Officer of the Trust is an employee of the Advisor. The Trust reimburses the Advisor $60,000 annually for the services provided by the Chief Compliance Officer to the Trust. The Fund bears a proportionate share of this fee based on an allocation approved by the Board.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement with the Trust, Ultimus provides non-investment related administrative services to the Fund. Ultimus supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission (the “SEC”) and state securities commissions, and materials for meetings of the Board. For these services, Ultimus receives a monthly fee from the Fund at an annual rate of 0.075% of the Fund’s average daily net assets up to $500 million, 0.05% of such assets from $500 million to $1 billion, 0.035% of such assets from $1 billion to $2 billion and 0.03% of such assets in excess of $2 billion, subject to a minimum monthly fee of $1,500.

FUND ACCOUNTING AGREEMENT
Under the terms of a Fund Accounting Agreement with the Trust, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, the Fund pays Ultimus a base fee of $2,500 per month, plus an asset-based fee at the annual rate of 0.01% of the first $500 million of the Fund’s average daily net assets and 0.005% of such assets in excess of $500 million. In addition, the Fund pays all costs of external pricing services.

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement with the Trust, Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder services functions. For these services, Ultimus receives a fee, payable monthly, at an annual rate of $18 for each direct account and $15 for certain accounts established through financial intermediaries, subject to a minimum fee of $1,500 per month. In addition, the Fund pays out-of-pocket expenses, including, but not limited to, postage and supplies.

DISTRIBUTION AND SERVICE FEES
The Trust has adopted a distribution plan, pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Rule 12b-1 Plan”), pursuant to which the Fund may incur certain costs for distribution and/or shareholder servicing expenses not to exceed 0.25% per annum of the Fund’s average daily net assets. During the year ended October 31, 2013, the Fund incurred $30,443 in distribution and service fees under the Rule 12b-1 Plan.

18

The Chesapeake Core Growth Fund Notes to Financial Statements (Continued)

DISTRIBUTION AGREEMENT
Under the terms of a Distribution Agreement with the Trust, UFD provides distribution services to the Trust and serves as principal underwriter to the Fund. UFD is a wholly-owned subsidiary of Ultimus. UFD’s fees are paid by the Adviser, not the Fund.

6. Bank Line of Credit

The Fund has an unsecured $3,500,000 bank line of credit through its custodian bank that is used for short-term liquidity in connection with shareholder redemptions. Borrowings under this arrangement bear interest at the lender’s prime rate minus 1% at the time of borrowing. As of and during the year ended October 31, 2013, the Fund had no outstanding borrowings.

7. Contingencies and Commitments

The Trust indemnifies its officers and Trustees for certain liabilities that might arise from their performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The maximum exposure of the Trust, with respect to the Fund, under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

19

The Chesapeake Core Growth Fund Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Gardner Lewis Investment Trust
and the Shareholders of The Chesapeake Core Growth Fund

We have audited the accompanying statement of assets and liabilities of The Chesapeake Core Growth Fund, a series of shares of beneficial interest of Gardner Lewis Investment Trust (the “Fund”), including the schedule of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Chesapeake Core Growth Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
December 19, 2013

20

The Chesapeake Core Growth Fund About Your Fund’s Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees, Rule 12b-1 distribution fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table that follows are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (May 1, 2013) and held until the end of the period (October 31, 2013).

The table that follows illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

21

The Chesapeake Core Growth Fund About Your Fund’s Expenses (Unaudited) (Continued)

More information about the Fund’s expenses, including historical expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,178.40	$10.82
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,015.27	$10.01

*	Expenses are equal to the Fund’s annualized expense ratio of 1.97% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Other Information (Unaudited)

The Trust files a complete listing of the Fund’s portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling the Trust toll-free at 1-800-430-3863. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling the Trust toll-free at 1-800-430-3863, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling the Trust toll-free at 1-800-430-3863, or on the SEC’s website at http://www.sec.gov.

22

The Chesapeake Core Growth Fund Board of Trustees and Executive Officers (Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Name, Age, and Address	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Jack E. Brinson (age 80) 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317	Trustee	Since 8/92	Retired; Previously, President of Brinson Investment Co. (personal investments) and President of Brinson Chevrolet, Inc. (auto dealership).	2
Mr. Brinson serves as an Independent Trustee of the following: Brown Capital Management Funds for the three series of that Trust; Hillman Capital Management Investment Trust for the one series of that Trust; Starboard Investment Trust for the twenty-three series of that Trust; and Centaur Mutual Funds Trust for the two series of that Trust (all registered investment companies).

Theo H. Pitt, Jr. (age 77) 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317	Trustee	Since 4/02	Senior Partner of Community Financial Institutions Consulting (bank consulting) since 1997; Account Administrator, Holden Wealth Management Group of Wachovia Securities (money management firm) from 2003-2008.	2
Mr. Pitt serves as an Independent Trustee of World Funds Trust for the five series of that Trust; Independent Trustee of Hillman Capital Management Investment Trust for the one series of that Trust; Independent Trustee of Starboard Investment Trust for the twenty-three series of that Trust; and Chairman and Independent Trustee of Hanna Investment Trust for the one series of that Trust (all registered investment companies).

Interested Trustee*
W. Whitfield Gardner (age 51) 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317	Chairman and Principal Executive Officer	Since 6/96	Managing Partner and Portfolio Manager of the Advisor.	2	None.
	President	Since 12/12

*	W. Whitfield Gardner is an Interested Trustee because he is an officer and principal owner of Gardner Lewis Asset Management, L.P., the investment advisor to the Fund.

23

The Chesapeake Core Growth Fund Board of Trustees and Executive Officers (Unaudited) (Continued)

Name, Age, and Address	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Executive Officers
Leonard M. Sorgini, CPA (age 56) 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317	Chief Compliance Officer	Since 10/13	Chief Compliance Officer and Client Accountant of the Advisor.
Robert G. Dorsey (age 56) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Vice President	Since 7/07	Managing Director of Ultimus and UFD.
Tina H. Bloom (age 45) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Secretary	Since 6/11	Director of Administration of Ultimus and UFD.
Theresa M. Bridge (age 44) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Treasurer and Principal Financial Officer	Since 9/13	Vice President and Mutual Fund Controller of Ultimus.

Additional information about members of the Board of Trustees and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-430-3863.

24

The Chesapeake Core Growth Fund Renewal of the Investment Advisory Agreement (Unaudited)

The Advisor supervises the investments of the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) between the Advisor and the Trust. At the quarterly meeting of the Board of Trustees of the Trust that was held on September 10, 2013, the Trustees unanimously approved the continuance of the Advisory Agreement for an additional annual term. In considering whether to approve the renewal of the Advisory Agreement, the Trustees reviewed and considered such information as they deemed reasonably necessary, including the following material factors: (1) the nature, extent and quality of the services provided by the Advisor; (2) the investment performance of the Fund and the Advisor; (3) the costs of the services provided and profits realized by the Advisor from its relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (5) the Advisor’s practices regarding brokerage and portfolio transactions; and (6) the Advisor’s practices regarding possible conflicts of interest.

At the meeting, the Trustees reviewed various informational materials including, without limitation: (1) the Advisory Agreement; (2) financial statements of the Advisor; (3) a description of the Advisor’s key personnel and the services provided by the Advisor to the Fund; (4) information regarding the Advisor’s investment approach and investment performance and comparative performance information for other mutual funds with strategies similar to the Fund; (5) information regarding the Advisor’s brokerage practices, compliance program and affiliations, including potential conflicts of interest; (6) analyses of Fund expenses and comparative expense information for other mutual funds with strategies similar to the Fund; and (7) a memorandum from the Trust’s outside legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board of Trustees in order to make an informed decision.

1.	Nature, Extent and Quality of the Services Provided by the Advisor

In considering the nature, extent and quality of the services provided by the Advisor, the Trustees reviewed the responsibilities of the Advisor under the Advisory Agreement. The Trustees reviewed the services being provided by the Advisor to the Fund including, without limitation: the quality of its investment advisory services since the Fund’s commencement of operations (including research and recommendations with respect to portfolio securities); its process for formulating investment decisions and assuring compliance with the Fund’s investment objectives and limitations; its efforts to negotiate arrangements with other service providers for the benefit of shareholders; and its efforts to promote and market the Fund and grow the Fund’s assets. The Trustees also evaluated the

25

The Chesapeake Core Growth Fund Renewal of the Investment Advisory Agreement (Unaudited) (Continued)

Advisor’s personnel, including their education and experience. The Trustees noted that several of the officers of the Trust, including the principal executive officer and president of the Trust, were employees of the Advisor and served the Trust without additional compensation. After reviewing the foregoing information and further information in the materials provided by the Advisor, the Board concluded, in light of all the facts and circumstances, that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Fund.

2.	Investment Performance of the Fund and the Advisor

In considering the investment performance of the Fund and the Advisor, the Trustees compared the short-term and long-term performance of the Fund with the historical returns of comparable funds with similar objectives managed by other investment advisors and aggregated peer group data (e.g., Morningstar peer group data). The Trustees also considered the consistency of the Advisor’s management of the Fund with its investment objective and policies. The Trustees noted that the Fund’s performance, on a short-term and long-term basis, was above some funds and below others; however, the Trustees noted that the Fund generally underperformed its peer category. After reviewing and discussing the short-term and long-term investment performance of the Fund, the Advisor’s experience managing the Fund and other advisory accounts, the Advisor’s historical investment performance and other factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and the Advisor was satisfactory.

3.	Costs of the Services Provided and Profits Realized by the Advisor

In considering the costs of the services provided and profits realized by the Advisor from its relationship with the Fund, the Trustees considered, among other things: (i) the Advisor’s financial condition and the level of commitment to the Fund and the Advisor by the principals of the Advisor; (ii) the asset level of the Fund; (iii) the overall expenses of the Fund; (iv) the nature and frequency of advisory fee payments; (v) the Advisor’s staffing, personnel, and methods of operating; and (vi) the Advisor’s compliance policies and procedures. The Trustees reviewed financial statements and other information communicated by the Advisor regarding its profits associated with managing the Fund. The Trustees also considered potential benefits for the Advisor in managing the Fund, including the ability for the Advisor to place small accounts into the Fund and the potential for the Advisor to generate “soft dollar” research from certain of the Fund’s trades that may benefit the Advisor’s other clients as well.

26

The Chesapeake Core Growth Fund Renewal of the Investment Advisory Agreement (Unaudited) (Continued)

The Trustees then compared the fees and expenses of the Fund (including the management fee) to other specifically identifiable funds with similar investment objectives managed by other investment advisors. It was noted that a comparison of fees the Advisor would charge other clients would not necessarily be useful in considering the fees charged to the Fund, as the Advisor suggested that the services rendered to the two types of clients were sufficiently different. The Trustees noted that the management fee of the Fund in comparison to the management fees of its identified comparable funds was higher than some funds but lower than or equal to others, and the Fund’s overall net expense ratio was generally higher than its peers. Following the foregoing comparisons and after further discussion on this point, the Board concluded that the fees paid to the Advisor by the Fund, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges within a range of what could have been negotiated at arm’s length.

4.	Economies of Scale

In considering the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors, the Trustees determined that while the management fee for the Fund would remain the same at all asset levels, the Fund’s shareholders would benefit from economies of scale under the Fund’s agreements with service providers other than the Advisor. The Trustees agreed that it was not appropriate to introduce fee breakpoints at the present time. The Trustees’ noted, however, that if the Fund grows significantly in assets, it may become necessary for the Advisor to consider adding breakpoints to the advisory fees. Following further discussion of the Fund’s asset level, expectations for growth, and fee levels, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Advisor.

5.	Advisor’s Practices Regarding Brokerage and Portfolio Transactions

In considering the Advisor’s practices regarding brokerage and portfolio transactions, the Trustees reviewed the Advisor’s practice for seeking best execution for the Fund’s portfolio transactions. The Trustees also considered the portfolio turnover rate for the Fund, the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services, and whether the higher rates are reasonable in relation to the value of the services provided. The Trustees considered the process by which evaluations are made of the overall reasonableness of commissions paid and the method and basis

27

The Chesapeake Core Growth Fund Renewal of the Investment Advisory Agreement (Unaudited) (Continued)

for selecting and evaluating the broker-dealers used by the Advisor. The Trustees noted that in selecting broker-dealers to execute portfolio transactions, the Advisor considers a variety of factors including, among others: order flow, liquidity of the security traded, ability of a broker-dealer to maintain the confidentiality of trading intentions, ability of a broker-dealer to place trades in difficult market environments, research services provided, execution facilitation services provided, timeliness of execution, timeliness and accuracy of trade confirmations, willingness to commit capital, allocation of limited investment opportunities, client direction, record keeping services provided, custody services provided, frequency and correction of trading errors, ability to access a variety of market venues, expertise as it relates to specific securities, intermediary compensation (commissions and spreads), financial condition, and business reputation. The Trustees also considered the process for aggregating or “blocking” trades for client accounts, including the Fund. After further review and discussion, the Board determined that the Advisor’s practices regarding brokerage and portfolio transactions were satisfactory.

6.	Advisor’s Practices Regarding Possible Conflicts of Interest

In considering the Advisor’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis for “soft dollar” arrangements with broker-dealers; the basis of decisions to buy or sell securities for the Fund and/or the Advisor’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics. Following further consideration and discussion, the Board indicated that the Advisor’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any such party (as such term is defined by the Investment Company Act of 1940), approved the renewal of the Advisory Agreement.

28

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The Chesapeake Core Growth Fund
is a series of
Gardner Lewis Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:

The Chesapeake Core Growth Fund c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707	Gardner Lewis Asset Management 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317

Toll-Free Telephone:

1-800-430-3863

World Wide Web @:

www.chesapeakefunds.com

The Chesapeake Growth Fund

Annual Report October 31, 2013

Investment Advisor	Administrator
Gardner Lewis Asset Management, L.P. 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317 www.chesapeakefunds.com	Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707 1-800-430-3863

The Chesapeake Growth Fund
Management Discussion of Fund Performance

November 26, 2013

Market Environment: The positive sentiment towards the equity market, driven by earnings growth, historically low interest rates and a modestly recovering domestic economy that characterized 2012 continued into 2013.  Moreover, the conclusion of the election in the United States provided investors more certainty regarding the regulatory environment heading into the New Year.

Strong earnings reports in January continued to propel stocks higher, although persistently low interest rates led investors on a search for income, causing high-yielding stocks to outperform their growth brethren.

The summer months found investors focused on comments from the Federal Reserve Board Chairman indicating that the multi-year easing program might be coming to the end.  As a result, equity markets corrected despite strong earnings results from the companies held by the Chesapeake Growth Fund (the “Fund”), thereby providing us an opportunity to add to our highest conviction positions at compelling valuations.

The fears of materially higher interest rates and contracting equity multiples turned out to be unfounded as we exited the summer and the markets resumed their move higher.  We did experience, however, a rotation out of higher-yielding stocks and into those companies with improving fundamentals, accelerating earnings growth and unassuming valuations.  The Fund benefited from this shift in investor sentiment, leading to the strong close to the year.

The environment exiting 2013 is similar but not identical to the beginning of 2012.  Historically low interest rates and modest economic growth remain, but equity markets have experienced two years of strong gains, making stock selection the critical component to continued out-performance.  We feel well positioned for such an environment heading into 2014.

Outlook:  We are optimistic as we enter the New Year.  Foremost, we remain confident in the sustainable and above-market earnings growth of the Fund’s portfolio companies.  Moreover, while interest rates remain at historically low levels, they have moved modestly higher during the course of 2013.  In such scenarios, historically, growth equities have outperformed high yielding value stocks and active stock selection has outperformed passive forms of investing.    Given our focus on finding and investing in the most compelling growth equities, we feel well positioned for such an environment.  Every year presents new challenges and opportunities and we will remain diligent and nimble on your behalf.  We look forward to sharing our progress with you as the year unfolds.

Portfolio Review: The following table breaks out the holdings of the Fund by economic sector and compares 2012 and 2013 fiscal year-end holdings to those of the S&P 500 Total Return Index (“S&P 500”).

Economic Sector	S&P 500 10/31/2012	Fund 10/31/2012 (% of Total Investments)	S&P 500 10/31/2013	Fund 10/31/2013 (% of Total Investments)
Consumer Discretionary	11%	24%	12%	28%
Consumer Staples	12%	2%	10%	4%
Energy	11%	9%	10%	10%
Financials	15%	11%	16%	14%
Health Care	12%	9%	13%	10%
Industrials	10%	5%	11%	3%
Information Technology	19%	29%	18%	27%
Materials	4%	6%	4%	2%
Telecommunication Services	3%	5%	3%	2%
Utilities	3%	0%	3%	0%

The most significant sector shifts in the Fund during the fiscal year included an increase in Consumer Discretionary and a decrease in cash.  Relative to the broad market, the Fund’s largest sector overweights at the end of the fiscal year were in Consumer Discretionary and Information Technology, while the Fund was most underexposed in Industrials.

During the Fund’s fiscal year, Consumer Discretionary, Information Technology, and Financials provided the largest positive contributions to overall returns. Telecommunication Services and Materials provided the least contribution for the fiscal year.

The Fund’s most significant contributors to gains this fiscal year were Gilead Sciences (biotechnoloy), Boeing (capital goods), Facebook (software & services), Splunk (software & services) and Liberty Media Corp (media).  The principal detractors were J.C. Penney (retailing), Apple (computers & electronic equipment), Freeport-McMoRan (materials), Mellanox Technologies (semiconductor equipment & products) and Vail Resorts (hotels, restaurants & leisure).

Throughout the fiscal year we continued to reduce the Fund’s name count, concentrating on those companies with the most compelling fundamentals, and sold those stocks that achieved our internal price targets, failed to meet our expectations, or just did not make the cut. As a result, the Fund outperformed the S&P 500 Index, the Fund’s benchmark, in the last two quarters of the year and is continuing to perform well heading into fiscal year 2014.

The total return for the year ended October 31, 2013 for the Institutional Shares and the Investor Shares of the Fund of +35.23 (CHESX) and +34.45% (CHEAX), respectively, compares favorably with the return +27.18% for the S&P 500 Index. Performance over the benchmark was most pronounced in the last half of the year, as investors shifted their focus to growth equities and out of higher-yielding investments.

Sincerely,

W. Whitfield Gardner

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-430-3863. Fee reductionss and/or expense reimbursements have positively impacted Fund performance. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus contains this and other important information. For information on the Fund’s expense ratio please see the Financial Highlights table found within this Report.

The Chesapeake Growth Fund - Institutional Shares

Comparison of the Change in Value of a $250,000 Investment in
The Chesapeake Growth Fund - Institutional Shares(a), the S&P 500® Total Return Index,
the Russell 3000® Growth Index and the Russell 2000® Growth Index
(Unaudited)

Average Annual Total Returns(b) (for periods ended October 31, 2013)
	1 Year	5 Years	10 Years
The Chesapeake Growth Fund - Institutional Shares	35.23%	17.27%	7.20%
The Chesapeake Growth Fund - Investor Shares	34.45%	16.74%	6.87%
S&P 500® Total Return Index	27.18%	15.17%	7.46%
Russell 3000® Growth Index	29.16%	17.65%	7.82%
Russell 2000® Growth Index	39.84%	19.27%	9.14%

*
The S&P 500® Index and the Russell Indices are market capitalization weighted indices that are widely used as barometers of U.S. stock market performance.  The S&P 500® Total Return Index provides investors with a price-plus gross cash dividend return of the companies represented in the S&P 500® Index.  All of the indices shown are unmanaged and shown for illustration purposes only.  An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

(a)
The line graph above represents performance of Institutional Shares only, which will vary from the performance of Investor Shares based on the difference in fees paid by shareholders in the different classes.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes dividends or distributions, if any, are reinvested in shares of the Fund.  The total returns in the graph and chart above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Chesapeake Growth Fund
Portfolio Information (Unaudited)

The Chesapeake Growth Fund vs S&P 500® Total Return Index
Sector Diversification (% of Net Assets)
October 31, 2013

30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Consumer Discretionary
Consumer Staples
Energy
Financials
Health Care
Industrials
Information Technology
Materials
Telecommunication Services
Utilities
The Chesapeake Growth Fund
S&P 500® Total Return Index

Top 10 Equity Holdings
October 31, 2013
(Unaudited)

Security Description	% of Net Assets
Apple, Inc.	5.2%
Humana, Inc.	4.5%
Liberty Media Corp.	3.5%
MasterCard, Inc. - Class A	3.4%
Amazon.com, Inc.	3.4%
Gilead Sciences, Inc.	3.3%
Bank of America Corp.	3.2%
Citigroup, Inc.	3.1%
Pioneer Natural Resources Co.	3.1%
Facebook, Inc. - Class A	3.0%

The Chesapeake Growth Fund
Schedule of Investments
October 31, 2013

Common Stocks - 97.8%	Shares	Value
Consumer Discretionary - 27.3%
Automobiles - 2.0%
Harley-Davidson, Inc.	3,115	$199,485

Hotels, Restaurants & Leisure - 5.1%
Starbucks Corp.	1,525	123,601
Starwood Hotels & Resorts Worldwide, Inc.	2,970	218,651
Wynn Resorts, Ltd.	1,070	177,888
		520,140
Household Durables - 1.5%
Toll Brothers, Inc. *	4,820	158,482

Internet & Catalog Retail - 7.4%
Amazon.com, Inc. *	947	344,736
Liberty Interactive Corp. - Series A *	8,805	237,383
priceline.com, Inc. *	164	172,828
		754,947
Media - 8.2%
Discovery Communications, Inc. - Class C *	2,665	220,422
Liberty Media Corp. - Class A *	2,359	360,714
Scripps Networks Interactive, Inc. - Class A	1,270	102,235
Walt Disney Co. (The)	2,325	159,472
		842,843
Multiline Retail - 0.6%
J.C. Penney Co., Inc. *	8,689	65,167

Textiles, Apparel & Luxury Goods - 2.5%
Lululemon Athletica, Inc. *	1,290	89,075
Michael Kors Holdings Ltd. *	2,195	168,905
		257,980
Consumer Staples - 3.6%
Food & Staples Retailing - 1.8%
Whole Foods Market, Inc.	2,925	184,655

Personal Products - 1.8%
Estée Lauder Cos., Inc. (The) - Class A	2,665	189,109

The Chesapeake Growth Fund
Schedule of Investments (Continued)

Common Stocks - 97.8% (Continued)	Shares	Value
Energy - 9.8%
Oil, Gas & Consumable Fuels - 9.8%
Anadarko Petroleum Corp.	2,925	$278,723
Chesapeake Energy Corp.	5,835	163,147
EOG Resources, Inc.	1,395	248,868
Pioneer Natural Resources Co.	1,530	313,313
		1,004,051
Financials - 13.4%
Capital Markets - 1.5%
Goldman Sachs Group, Inc. (The)	945	152,013

Diversified Financial Services - 9.7%
Bank of America Corp.	23,835	332,737
Citigroup, Inc.	6,454	314,826
MasterCard, Inc. - Class A	484	347,076
		994,639
Insurance - 2.2%
American International Group, Inc.	4,290	221,578

Health Care - 9.8%
Biotechnology - 5.3%
Alexion Pharmaceuticals, Inc. *	1,686	207,294
Gilead Sciences, Inc. *	4,735	336,137
		543,431
Health Care Providers & Services - 4.5%
Humana, Inc.	4,970	457,986

Industrials - 2.9%
Aerospace & Defense - 2.9%
Boeing Co. (The)	2,255	294,277

Information Technology - 26.7%
Communications Equipment - 6.0%
Aruba Networks, Inc. *	5,655	106,088
Ciena Corporation *	4,325	100,643
QUALCOMM, Inc.	3,805	264,333
Ruckus Wireless, Inc. *	9,710	140,795
		611,859
Computers & Peripherals - 6.6%
Apple, Inc.	1,017	531,230

The Chesapeake Growth Fund
Schedule of Investments (Continued)

Common Stocks - 97.8% (Continued)	Shares	Value
Information Technology - 26.7% (Continued)
Computers & Peripherals - 6.6% (Continued)
NetApp, Inc.	3,775	$146,508
		677,738
Internet Software & Services - 6.9%
Facebook, Inc. - Class A *	6,090	306,084
Google, Inc. - Class A *	269	277,226
Youku Tudou, Inc. - ADR *	4,435	120,809
		704,119
Semiconductors & Semiconductor Equipment - 1.3%
Mellanox Technologies Ltd. *	3,595	130,426

Software - 5.9%
NetSuite, Inc. *	1,365	137,701
salesforce.com, inc. *	4,590	244,923
Splunk, Inc. *	3,585	224,815
		607,439
Materials - 1.7%
Chemicals - 1.7%
Monsanto Co.	1,695	177,772

Telecommunication Services - 2.6%
Diversified Telecommunication Services - 2.6%
Equinix, Inc. *	1,645	265,635

Total Common Stocks (Cost $6,527,684)		$10,015,771

The Chesapeake Growth Fund
Schedule of Investments (Continued)

Money Market Funds - 1.6%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01% (a)	82,576	$82,576
Fidelity Institutional Money Market Portfolio - Class I, 0.04% (a)	82,575	82,575
Total Money Market Funds (Cost $165,151)		$165,151

Total Investments at Value - 99.4% (Cost $6,692,835)		$10,180,922

Other Assets in Excess of Liabilities - 0.6%		58,444

Total Net Assets - 100.0%		$10,239,366

ADR - American Depositary Receipt.

*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of October 31, 2013.

See accompanying notes to financial statements.

The Chesapeake Growth Fund
Statement of Assets and Liabilities
October 31, 2013

ASSETS
Investments in securities:
At acquisition cost	$6,692,835
At value (Note 2)	$10,180,922
Dividends receivable	360
Receivable for investment securities sold	158,344
Due from Adviser	2,000
Other assets	4,773
TOTAL ASSETS	10,346,399

LIABILITIES
Payable for investment securities purchased	76,987
Payable to administrator (Note 5)	6,340
Accrued Trustees' fees (Note 4)	3,333
Accrued compliance service fees (Note 5)	1,630
Accrued distribution and service plan fees, Investor shares (Note 5)	528
Other accrued expenses	18,215
TOTAL LIABILITIES	107,033

NET ASSETS	$10,239,366

Net assets consist of:
Paid-in capital	$5,836,032
Accumulated net investment loss	(110,918)
Undistributed net realized gains from security transactions	1,026,165
Net unrealized appreciation on investments	3,488,087
NET ASSETS	$10,239,366

PRICING OF INSTITUTIONAL SHARES
Net assets applicable to Institutional shares	$8,039,842
Shares of beneficial interest outstanding (unlimited
number of shares authorized, no par value)	397,520
Net asset value, offering price and redemption price per share (Note 2)	$20.23

PRICING OF INVESTOR SHARES
Net assets applicable to Investor shares	$2,199,524
Shares of beneficial interest outstanding (unlimited
number of shares authorized, no par value)	118,623
Net asset value, offering price and redemption price per share (Note 2)	$18.54

See accompanying notes to financial statements.

The Chesapeake Growth Fund
Statement of Operations
For the Year Ended October 31, 2013

INVESTMENT INCOME
Dividends	$71,645

EXPENSES
Investment advisory fees (Note 5)	97,086
Fund accounting fees (Note 5)	36,978
Professional fees	30,857
Transfer agent fees, Institutional shares (Note 5)	15,000
Transfer agent fees, Investor shares (Note 5)	6,000
Compliance service fees (Note 5)	19,387
Registration and filing fees, Common	3,882
Registration fees, Institutional shares	5,951
Registration fees, Investor shares	8,341
Administration fees (Note 5)	18,000
Trustees' fees and expenses (Note 4)	16,056
Custodian and bank service fees	7,437
Postage and supplies	5,642
Reports to shareholders	3,768
Insurance expense	3,153
Distribution and service plan fees, Investor shares (Note 5)	2,407
Other expenses	8,847
TOTAL EXPENSES	288,792
Investment advisory fee reductions (Note 5)	(97,086)
NET EXPENSES	191,706

NET INVESTMENT LOSS	(120,061)

REALIZED AND UNREALIZED GAINS ON
INVESTMENTS
Net realized gains from security transactions	1,653,499
Net change in unrealized appreciation/(depreciation) on investments	1,368,634
NET REALIZED AND UNREALIZED GAINS ON
INVESTMENTS	3,022,133

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$2,902,072

See accompanying notes to financial statements.

The Chesapeake Growth Fund
Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	October 31,	October 31,
	2013	2012
FROM OPERATIONS
Net investment loss	$(120,061)	$(134,061)
Net realized gains from security transactions	1,653,499	956,812
Net change in unrealized appreciation/(depreciation) on investments	1,368,634	399,363
Net increase in net assets resulting from operations	2,902,072	1,222,114

FROM CAPITAL SHARE TRANSACTIONS
INSTITUTIONAL SHARES
Proceeds from shares sold	549,099	285,540
Payments for shares redeemed	(3,445,397)	(1,949,305)
Net decrease in net assets from Institutional shares capital share transactions	(2,896,298)	(1,663,765)

INVESTOR SHARES
Proceeds from shares sold	5,000	2,500
Payments for shares redeemed	(429,832)	(898,990)
Net decrease in net assets from Investor shares capital share transactions	(424,832)	(896,490)

TOTAL DECREASE IN NET ASSETS	(419,058)	(1,338,141)

NET ASSETS
Beginning of year	10,658,424	11,996,565
End of year	$10,239,366	$10,658,424

ACCUMULATED NET INVESTMENT LOSS	$(110,918)	$-

SUMMARY OF CAPITAL SHARE ACTIVITY
INSTITUTIONAL SHARES
Shares sold	33,982	21,872
Shares redeemed	(214,230)	(133,566)
Net decrease in shares outstanding	(180,248)	(111,694)
Shares outstanding, beginning of year	577,768	689,462
Shares outstanding, end of year	397,520	577,768

INVESTOR SHARES
Shares sold	290	198
Shares redeemed	(27,847)	(66,781)
Net decrease in shares outstanding	(27,557)	(66,583)
Shares outstanding, beginning of year	146,180	212,763
Shares outstanding, end of year	118,623	146,180

See accompanying notes to financial statements.

The Chesapeake Growth Fund - Institutional Shares
Financial Highlights

Per share data for a share outstanding throughout each year:

	Years Ended October 31,
	2013		2012		2011	2010		2009

Net asset value at beginning of year	$14.96		$13.53		$13.76	$11.32		$9.12

Income (loss) from investment operations:
Net investment loss	(0.22)		(0.17)		(0.13)	(0.19)		(0.17)
Net realized and unrealized gains (losses)
on investments	5.49		1.60		(0.10)	2.63		2.37
Total from investment operations	5.27		1.43		(0.23)	2.44		2.20

Net asset value at end of year	$20.23		$14.96		$13.53	$13.76		$11.32

Total return (a)	35.23%		10.57%		(1.67% )	21.55%		24.12%

Net assets at end of year (000's)	$8,040		$8,643		$9,329	$9,704		$8,882

Ratio of total expenses to average net assets (b)	2.86%		2.58%		2.27%	2.47%		2.83%

Ratio of net expenses to average net
assets (Note 5)	1.86%		1.58%		1.25%	1.77%		2.25%

Ratio of net investment loss to average net assets	(1.12%	)	(1.08%	)	(0.89% )	(1.44%	)	(1.76%	)

Portfolio turnover rate	54%		60%		64%	83%		80%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes dividends or capital gains distributions, if any, are reinvested in shares of the Fund.  Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratios were determined based on expenses prior to any reductions or refunds of advisory fees by the Advisor and/or expense reimbursements through a directed brokerage arrangement, if any (Note 5).

See accompanying notes to financial statements.

The Chesapeake Growth Fund - Investor Shares
Financial Highlights

Per share data for a share outstanding throughout each year:

	Years Ended October 31,

	2013		2012		2011	2010		2009

Net asset value at beginning of year	$13.79		$12.54		$12.82	$10.58		$8.55

Income (loss) from investment operations:
Net investment loss	(0.29)		(0.25)		(0.20)	(0.22)		(0.19)
Net realized and unrealized gains (losses)
on investments	5.04		1.50		(0.08)	2.46		2.22
Total from investment operations	4.75		1.25		(0.28)	2.24		2.03

Net asset value at end of year	$18.54		$13.79		$12.54	$12.82		$10.58

Total return (a)	34.45%		9.97%		(2.18% )	21.17%		23.74%

Net assets at end of year (000's)	$2,200		$2,016		$2,668	$2,939		$2,769

Ratio of total expenses to average net assets (b)	3.40%		3.14%		2.80%	2.76%		3.05%

Ratio of net expenses to average net
assets (Note 5)	2.40%		2.14%		1.79%	2.06%		2.49%

Ratio of net investment loss to average net assets	(1.66%	)	(1.64%	)	(1.42% )	(1.73%	)	(2.00%	)

Portfolio turnover rate	54%		60%		64%	83%		80%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes dividends or capital gains distributions, if any, are reinvested in shares of the Fund.  Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratios were determined based on expenses prior to any reductions or refunds of advisory fees by the Advisor and/or expense reimbursements through a directed brokerage arrangement, if any (Note 5).

See accompanying notes to financial statements.

The Chesapeake Growth Fund
Notes to Financial Statements
October 31, 2013

1.	Organization

The Chesapeake Growth Fund (the “Fund”) is a diversified series of the Gardner Lewis Investment Trust (the “Trust”), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940. Other series of the Trust are not incorporated in this report.

The Fund’s two classes of shares, Institutional shares and Investor shares, represent interests in the same portfolio of investments and have the same rights, but differ primarily in the expenses to which they are subject and have differing investment minimums.  Institutional shares are sold without any sales loads or distribution fees and require a $250,000 initial investment, whereas Investor shares are sold without any sales loads, but are subject to a distribution fee of up to 0.25% of the average daily net assets attributable to Investor shares and require a $2,500 initial investment. The Institutional shares commenced operations on April 6, 1994 and the Investor shares commenced operations on April 7, 1995.

The investment objective of the Fund is to seek capital appreciation.

2.	Significant Accounting Policies

The following is a list of the Fund’s significant accounting policies.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – Securities that are traded on any stock exchange are generally valued at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued at its last bid price.  Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies adopted by the Trust’s Board of Trustees (the “Board”) and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used.  Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation.  A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures.  Instruments with maturities of 60 days or less may be valued at amortized cost, which approximates market value.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

The Chesapeake Growth Fund
Notes to Financial Statements (Continued)

Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs
•	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.  For disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2013:

	Level 1	Level 2	Level 3	Total

Common Stocks	$10,015,771	$-	$-	$10,015,771
Money Market Funds	165,151	-	-	165,151
Total	$10,180,922	$-	$-	$10,180,922

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by industry type.  As of October 31, 2013, the Fund did not have any transfers in and out of any Level.  There were no Level 2 or Level 3 securities or derivative instruments held by the Fund as of October 31, 2013.  It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation – The net asset value per share of each class of shares of the Fund is calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m., Eastern time) on each day that the Exchange is open for business.  The net asset value per share of each class of shares of the Fund is calculated by dividing the total value of the Fund’s assets attributable to that class, minus liabilities attributable to that class, by the number of shares outstanding of that class.  The offering price and redemption price per share of each class of shares is equal to the net asset value per share.

Security transactions and investment income – Security transactions are accounted for on trade date.  Cost of securities sold is determined on a specific identification basis.  Dividend income is recorded on the ex-dividend date.  Interest income is accrued as earned and includes amortization of discounts and premiums.

Common expenses – Common expenses of the Trust are allocated among the funds within the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund, according to methods reviewed periodically by the Board.

The Chesapeake Growth Fund
Notes to Financial Statements (Continued)

Distributions to shareholders – Dividends arising from net investment income and net capital gains, if any, are declared and paid at least annually.  The amount of distributions from net investment income and net realized gains are determined in accordance with income tax regulations which may differ from GAAP and are recorded on the ex-dividend date.  There were no distributions paid to shareholders during the years ended October 31, 2013 and October 31, 2012.

Allocation between classes – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses of the Fund which are not attributable to a specific class are generally allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – It is the Fund’s intention to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”).  Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of October 31, 2013:

Cost of portfolio investments	$6,766,465
Gross unrealized appreciation	$3,582,076
Gross unrealized depreciation	(167,619)
Net unrealized appreciation	3,414,457
Late year ordinary losses	(110,918)
Undistributed long-term gains	1,099,795
Accumulated earnings	$4,403,334

The Chesapeake Growth Fund
Notes to Financial Statements (Continued)

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales.

Net qualified late year losses, incurred after December 31, 2012 and within the taxable year, are deemed to arise on the first day of the Fund’s next taxable year.  For the year ended October 31, 2013, the Fund intends to defer $110,918 of late year ordinary losses to November 1, 2013 for federal tax purposes.

For the year ended October 31, 2013, the Fund reclassified $9,143 of net investment loss against paid-in capital on the Statement of Assets and Liabilities.  Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on the Fund’s net assets or net asset value per share.

During the year ended October 31, 2013, the Fund utilized short-term capital loss carryforwards of $480,852 to offset current year realized gains.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is "more-likely-than-not" to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2010 through October 31, 2013) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.  The Fund identifies its major tax jurisdiction as U.S. Federal.

3.	Investment Transactions

During the year ended October 31, 2013, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $5,063,322 and $7,813,821, respectively.

4.	Trustees and Officers

A Trustee and certain officers of the Trust are affiliated with Gardner Lewis Asset Management, L.P. (the “Advisor”), the investment advisor to the Fund, or with Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, transfer agent and fund accounting agent, and Ultimus Fund Distributors, LLC (“UFD”), the Fund’s principal underwriter.

Each Trustee of the Trust who is not affiliated with the Advisor receives an annual retainer of $10,000, of which one-half is paid by the Fund.  In addition, the Fund pays each such non-interested Trustee $600 for attendance at each Board meeting, either in person or by telephone; plus reimbursement of travel and other expenses incurred in attending meetings.

The Chesapeake Growth Fund
Notes to Financial Statements (Continued)

5.	Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT
Under the terms of the Investment Advisory Agreement between the Trust and the Advisor, the Advisor serves as the investment advisor to the Fund.  For its services, the Fund pays the Advisor an investment advisory fee at the annual rate of 1.00% of the Fund’s average daily net assets.

Pursuant to Fee Reduction Agreements, the Advisor has contractually agreed to waive its entire advisory fee until February 28, 2014.  Accordingly, during the year ended October 31, 2013, the Advisor waived the total amount of investment advisory fees that otherwise would have been paid out, which amounted to $97,086.

Pursuant to the Fee Reduction Agreements, the Advisor may recoup from the Fund any advisory fee reductions and expense reimbursements by the Advisor for a period of three years from such fee reduction or expense reimbursement, provided that the Fund is able to make such repayment without causing the aggregate expenses of every character, including, but not limited to, investment advisory fees of the Advisor (exclusive of (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with GAAP, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and (vi) dividend expense on short sales) (“Fund Operating Expenses”), for Institutional shares and Investor shares to exceed the annual rates of 2.75% and 3.00%, respectively.  This limitation also excludes the effect of expense offset and directed brokerage arrangements, as well as expenses of investments in other investment companies.  During the year ended October 31, 2013, the Advisor did not recoup from the Fund any previous investment advisory fee reductions or expense reimbursements. As of October 31, 2013, the amount of fee reductions and expense reimbursements available for recoupment by the Advisor totaled $340,312.

As of October 31, 2013, the Advisor may recoup these fee reductions and expense reimbursements no later than the dates as stated below:

October 31, 2014	$130,966
October 31, 2015	112,260
October 31, 2016	97,086
$340,312

Prior to March 1, 2010, the Advisor contractually agreed to reduce its advisory fees and to assume other expenses of the Fund, provided the Fund’s net assets were less than $11 million, in order that the Fund Operating Expenses for Institutional shares and Investor shares would not exceed 2.75% and 3.00%, respectively, of average daily net assets.

The Chief Compliance Officer of the Trust is an employee of the Advisor.  The Trust reimburses the Advisor $60,000 annually for the services provided by the Chief Compliance Officer to the Trust.  The Fund bears a proportionate share of this fee based on an allocation approved by the Board.

The Chesapeake Growth Fund
Notes to Financial Statements (Continued)

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement with the Trust, Ultimus provides non-investment related administrative services to the Fund.  Ultimus supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission (the “SEC”) and state securities commissions, and materials for meetings of the Board.  For these services, Ultimus receives a monthly fee from the Fund at an annual rate of 0.075% of the Fund’s average daily net assets up to $500 million, 0.05% of such assets from $500 million to $1 billion, 0.035% of such assets from $1 billion to $2 billion and 0.03% of such assets in excess of $2 billion, subject to a minimum monthly fee of $1,500.

FUND ACCOUNTING AGREEMENT
Under the terms of a Fund Accounting Agreement with the Trust, Ultimus calculates the daily net asset value per share for each class and maintains the financial books and records of the Fund.  For these services, the Fund pays Ultimus a base fee of $3,000 per month, plus an asset-based fee at the annual rate of 0.01% of the first $500 million of the Fund’s average daily net assets and 0.005% of such assets in excess of $500 million.  In addition, the Fund pays all costs of external pricing services.

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement with the Trust, Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder services functions.  For these services, Ultimus receives a fee from each class of shares, payable monthly, at an annual rate of $18 for each direct account and $15 for certain accounts established through financial intermediaries; provided, however, that the minimum monthly fee for the first class of shares is $1,000 if such class has 25 accounts or less, $1,250 if such class has more than 25 accounts but less than 100 accounts and $1,500 per month if such class has 100 accounts or more.  The minimum monthly fee is increased by $500 for each additional class of shares.  In addition, the Fund pays out-of-pocket expenses, including, but not limited to, postage and supplies.

DISTRIBUTION AND SERVICE FEES
The Trust has adopted a distribution plan for Investor shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Rule 12b-1 Plan”), pursuant to which Investor shares may incur certain costs for distribution and/or shareholder servicing expenses not to exceed 0.25% per annum of the Fund’s average daily net assets allocable to Investor shares.  During the year ended October 31, 2013, Investor shares incurred $2,407 in distribution and service fees under the Rule 12b-1 Plan.

DISTRIBUTION AGREEMENT
Under the terms of a Distribution Agreement with the Trust, UFD provides distribution services to the Trust and serves as principal underwriter to the Fund.  UFD is a wholly-owned subsidiary of Ultimus.  UFD’s fees are paid by the Adviser, not the Fund.

The Chesapeake Growth Fund
Notes to Financial Statements (Continued)

6.	Contingencies and Commitments

The Trust indemnifies its officers and Trustees for certain liabilities that might arise from their performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The maximum exposure of the Trust, with respect to the Fund, under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

7.	Sector Risk

If the Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector.  In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share.  From time to time, a particular set of circumstances may affect this sector or companies within the sector.  For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of the Fund’s portfolio will be adversely affected.  As of October 31, 2013, the Fund had 27.3% and 26.7%, respectively, of the value of its net assets invested in stocks within the Consumer Discretionary and Information Technology sectors.

8.	Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Gardner Lewis Investment Trust
and the Shareholders of The Chesapeake Growth Fund

We have audited the accompanying statement of assets and liabilities of The Chesapeake Growth Fund, a series of shares of beneficial interest of Gardner Lewis Investment Trust (the “Fund”), including the schedule of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2013 by correspondence with the custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Chesapeake Growth Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
December 19, 2013

The Chesapeake Growth Fund
About Your Fund’s Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment.  All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees, Rule 12b-1 distribution fees (if applicable to your class) and other Fund expenses.  The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets.  This figure is known as the expense ratio.  The expenses in the tables that follow are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (May 1, 2013) and held until the end of the period (October 31, 2013).

The table that follows illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period.  The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund.  You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds.  It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged.  In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment.  The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return.  You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.

The calculations assume no shares were bought or sold during the period.  Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

The Chesapeake Growth Fund
About Your Fund’s Expenses (Unaudited) (Continued)

More information about the Fund’s expenses, including historical expense ratios, can be found in this report.  For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

Institutional shares
	Beginning Account Value May 1, 2013	Ending Account Value Oct. 31, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,204.20	$9.78
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,016.33	$8.94
*
Expenses are equal to Institutional shares’ annualized expense ratio of 1.76% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Investor shares
	Beginning Account Value May 1, 2013	Ending Account Value Oct. 31, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,201.60	$12.32
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,014.01	$11.27
*
Expenses are equal to Investor shares’ annualized expense ratio of 2.22% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Chesapeake Growth Fund
Other Information (Unaudited)

The Trust files a complete listing of the Fund’s portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q.  The filings are available free of charge, upon request, by calling the Trust toll free at 1-800-430-3863.  Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling the Trust toll-free at 1-800-430-3863, or on the SEC’s website at http://www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling the Trust toll-free at 1-800-430-3863, or on the SEC’s website at http://www.sec.gov.

The Chesapeake Growth Fund
Board of Trustees and Executive Officers (Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Name, Age, and Address	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
			Independent Trustees
Jack E. Brinson (age 80) 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317	Trustee	Since 8/92	Retired; Previously, President of Brinson Investment Co. (personal investments) and President of Brinson Chevrolet, Inc. (auto dealership).	2
Mr. Brinson serves as an Independent Trustee of the following: Brown Capital Management Funds for the three series of that trust; Hillman Capital Management Investment Trust for the one series of that trust; Starboard Investment Trust for the twenty-three series of that Trust; and Centaur Mutual Funds Trust for the two series of that Trust (all registered investment companies).

Theo H. Pitt, Jr. (age 77) 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317	Trustee	Since 4/02	Senior Partner of Community Financial Institutions Consulting (bank consulting) since 1997; Account Administrator, Holden Wealth Management Group of Wachovia Securities (money management firm) from 2003 - 2008.	2
Mr. Pitt serves as an Independent Trustee of World Funds Trust for the five series of that Trust; Independent Trustee for Hillman Capital Management Trust for the the one series of that Trust; Independent Trustee of Starboard Investment Trust for the twenty-three series of that Trust; and Chairman and Independent Trustee of Hanna Investment Trust for the one series of that Trust (all registered investment companies).

Interested Trustee*
W. Whitfield Gardner (age 51) 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317	Chairman and Principal Executive Officer	Since 6/96	Managing Partner and Portfolio Manager of the Advisor.	2	None
	President	Since 12/12

*	W. Whitfield Gardner is an Interested Trustee because he is an officer and principal owner of Gardner Lewis Asset Management, L.P., the investment advisor to the Fund.

The Chesapeake Growth Fund
Board of Trustees and Executive Officers (Unaudited) (Continued)

Name, Age, and Address	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Executive Officers
Leonard M. Sorgini, CPA (age 56) 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317	Chief Compliance Officer	Since 10/13	Chief Compliance Officer and Client Accountant of the Advisor.
Robert G. Dorsey (age 56) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Vice President	Since 7/07	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.
Tina H. Bloom (age 45) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Secretary	Since 6/11	Director of Administration of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.
Theresa M. Bridge (age 44) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Treasurer and Principal Financial Officer	Since 9/13	Vice President and Mutual Fund Controller of Ultimus Fund Solutions, LLC.

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-430-3863.

The Chesapeake Growth Fund
Renewal of the Investment Advisory Agreement (Unaudited)

The Advisor supervises the investments of the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) between the Advisor and the Trust.  At the quarterly meeting of the Board of Trustees of the Trust that was held on September 10, 2013, the Trustees unanimously approved the continuance of the Advisory Agreement for an additional annual term.  In considering whether to approve the renewal of the Advisory Agreement, the Trustees reviewed and considered such information as they deemed reasonably necessary, including the following material factors: (1) the nature, extent and quality of the services provided by the Advisor; (2) the investment performance of the Fund and the Advisor; (3) the costs of the services provided and profits realized by the Advisor from its relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (5) the Advisor’s practices regarding brokerage and portfolio transactions; and (6) the Advisor’s practices regarding possible conflicts of interest.

At the meeting, the Trustees reviewed various informational materials including, without limitation: (1) the Advisory Agreement; (2) financial statements of the Advisor; (3) a description of the Advisor’s key personnel and the services provided by the Advisor to the Fund; (4) information regarding the Advisor’s investment approach and investment performance and comparative performance information for other mutual funds with strategies similar to the Fund; (5) information regarding the Advisor’s brokerage practices, compliance program and affiliations, including potential conflicts of interest; (6) analyses of Fund expenses and comparative expense information for other mutual funds with strategies similar to the Fund; and (7) a memorandum from the Trust’s outside legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board of Trustees in order to make an informed decision.

1.           Nature, Extent and Quality of the Services Provided by the Advisor

In considering the nature, extent and quality of the services provided by the Advisor, the Trustees reviewed the responsibilities of the Advisor under the Advisory Agreement.  The Trustees reviewed the services being provided by the Advisor to the Fund including, without limitation: the quality of its investment advisory services since the Fund’s commencement of operations (including research and recommendations with respect to portfolio securities); its process for formulating investment decisions and assuring compliance with the Fund’s investment objectives and limitations; its efforts to negotiate arrangements with other service providers for the benefit of shareholders;  and its efforts to promote and market the Fund and grow the Fund’s assets.  The Trustees also evaluated the Advisor’s personnel, including their education and experience.  The Trustees noted that several of the officers of the Trust, including the principal executive officer and president of the Trust, were employees of the Advisor and served the Trust without additional compensation.  After reviewing the foregoing information and further information in the materials provided by the Advisor, the Board concluded, in light of all the facts and circumstances, that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Fund.

The Chesapeake Growth Fund
Renewal of the Investment Advisory Agreement (Unaudited) (Continued)

2.           Investment Performance of the Fund and the Advisor

In considering the investment performance of the Fund and the Advisor, the Trustees compared the short-term and long-term performance of the Fund with the historical returns of comparable funds with similar objectives managed by other investment advisors and aggregated peer group data (e.g., Morningstar peer group data).  The Trustees also considered the consistency of the Advisor’s management of the Fund with its investment objective and policies.  The Trustees noted that the Fund’s performance, on a short-term and long-term basis, was above some funds and below others; however, the Trustees noted that the Fund’s performance was generally comparable to its peer category.  After reviewing and discussing the short-term and long-term investment performance of the Fund, the Advisor’s experience managing the Fund and other advisory accounts, the Advisor’s historical investment performance and other factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and the Advisor was satisfactory.

3.           Costs of the Services Provided and Profits Realized by the Advisor

In considering the costs of the services provided and profits realized by the Advisor from its relationship with the Fund, the Trustees considered, among other things: (i) the Advisor’s financial condition and the level of commitment to the Fund and the Advisor by the principals of the Advisor; (ii) the asset level of the Fund; (iii) the overall expenses of the Fund; (iv) the nature and frequency of advisory fee payments; (v) the Advisor’s staffing, personnel, and methods of operating; and (vi) the Advisor’s compliance policies and procedures.  The Trustees reviewed financial statements and other information communicated by the Advisor regarding its profits associated with managing the Fund.  The Trustees also considered potential benefits for the Advisor in managing the Fund, including the ability for the Advisor to place small accounts into the Fund and the potential for the Advisor to generate “soft dollar” research from certain of the Fund’s trades that may benefit the Advisor’s other clients as well.

The Trustees then compared the fees and expenses of the Fund (including the management fee) to other specifically identifiable funds with similar investment objectives managed by other investment advisors.  It was noted that a comparison of fees the Advisor would charge other clients would not necessarily be useful in considering the fees charged to the Fund, as the Advisor suggested that the services rendered to the two types of clients were sufficiently different.  The Trustees noted that the management fee of the Fund in comparison to the management fees of its identified comparable funds was higher than some funds but lower than or equal to others and that the Fund’s overall net expense ratio was generally comparable to its peers.  Following the foregoing comparisons and after further discussion on this point, the Board concluded that the fees paid to the Advisor by the Fund, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges within a range of what could have been negotiated at arm’s length.

The Chesapeake Growth Fund
Renewal of the Investment Advisory Agreement (Unaudited) (Continued)

4.           Economies of Scale

In considering the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors, the Trustees determined that while the management fee for the Fund would remain the same at all asset levels, the Fund’s shareholders would benefit from economies of scale under the Fund’s agreements with service providers other than the Advisor.  The Trustees also noted that the Fund’s shareholders would likely experience benefits from fee reduction arrangements that are in place between the Advisor and the Fund.  The Trustees agreed that it was not appropriate to introduce fee breakpoints at the present time.  The Trustees’ noted, however, that if the Fund grows significantly in assets, it may become necessary for the Advisor to consider adding breakpoints to the advisory fees.  Following further discussion of the Fund’s asset level, expectations for growth, and fee levels, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by the Advisor.

           5.           Advisor’s Practices Regarding Brokerage and Portfolio Transactions

In considering the Advisor’s practices regarding brokerage and portfolio transactions, the Trustees reviewed the Advisor’s practice for seeking best execution for the Fund’s portfolio transactions.  The Trustees also considered the portfolio turnover rate for the Fund, the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services, and whether the higher rates are reasonable in relation to the value of the services provided.  The Trustees considered the process by which evaluations are made of the overall reasonableness of commissions paid and the method and basis for selecting and evaluating the broker-dealers used by the Advisor.  The Trustees noted that in selecting broker-dealers to execute portfolio transactions, the Advisor considers a variety of factors including, among others:  order flow, liquidity of the security traded, ability of a broker-dealer to maintain the confidentiality of trading intentions, ability of a broker-dealer to place trades in difficult market environments, research services provided, execution facilitation services provided, timeliness of execution, timeliness and accuracy of trade confirmations, willingness to commit capital, allocation of limited investment opportunities, client direction, record keeping services provided, custody services provided, frequency and correction of trading errors, ability to access a variety of market venues, expertise as it relates to specific securities, intermediary compensation (commissions and spreads), financial condition, and business reputation.  The Trustees also considered the process for aggregating or “blocking” trades for client accounts, including the Fund.  After further review and discussion, the Board determined that the Advisor’s practices regarding brokerage and portfolio transactions were satisfactory.

The Chesapeake Growth Fund
Renewal of the Investment Advisory Agreement (Unaudited) (Continued)

6.           Advisor’s Practices Regarding Possible Conflicts of Interest

In considering the Advisor’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis for “soft dollar” arrangements with broker-dealers; the basis of decisions to buy or sell securities for the Fund and/or the Advisor’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics.  Following further consideration and discussion, the Board indicated that the Advisor’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any such party (as such term is defined by the Investment Company Act of 1940), approved the renewal of the Advisory Agreement.

The Chesapeake Growth Fund
is a series of
Gardner Lewis Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:

The Chesapeake Growth Fund c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707	Gardner Lewis Asset Management 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317

Toll-Free Telephone:

1-800-430-3863

World Wide Web @:

www.chesapeakefunds.com

Item 2.   Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.   Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee.  The registrant believes that the registrant’s current audit committee has sufficient knowledge and experience to meet its obligations as an audit committee of the registrant, but the registrant’s board of trustees has determined that it would consider naming or finding a qualified candidate who meets the requirements of an audit committee financial expert should there be a need or desire to appoint such a person in the future.

Item 4.   Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $27,500 and $28,750 with respect to the registrant’s fiscal years ended October 31, 2013 and 2012, respectively.

(b)
Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $5,000 and $5,000 with respect to the registrant’s fiscal years ended October 31, 2013 and 2012, respectively.  The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
During the fiscal years ended October 31, 2013 and 2012, aggregate non-audit fees of $5,000 and $5,000, respectively, were billed by the registrant’s accountant for services rendered to the registrant.  No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services that were not previously approved to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.   Audit Committee of Listed Registrants.

Not applicable

Item 6.  Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.   Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.   Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.   Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Code of ethics required by Item 2 of Form N-CSR.

(a)(2) Certifications for each principal executive officer and principal financial officer of the registrant required by Rule 30a-2(a) under the Act.

(b)  Certifications for each principal executive officer and principal financial officer of the registrant required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Gardner Lewis Investment Trust

By (Signature and Title)*		/s/ W. Whitfield Gardner
W. Whitfield Gardner, Chairman and Chief Executive
Officer (Principal Executive Officer)

Date	January 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ W. Whitfield Gardner
W. Whitfield Gardner, Chairman and Chief Executive
Officer (Principal Executive Officer)

Date	January 7, 2014

By (Signature and Title)*		/s/ Theresa M. Bridge
Theresa M. Bridge, Treasurer (Principal Financial Officer)

Date	January 7, 2014

* Print the name and title of each signing officer under his or her signature.